Exhibit 99.2

 Creating breakthroughs in mental health   Investor Day  March 6, 2026

 The following disclaimer applies to this Presentation of AtaiBeckley (the “Company”). For the purposes of this disclaimer, “Presentation” means this document, its contents or any part of it, any oral presentation, any question or answer session and any written or oral material discussed or distributed during the Presentation meeting.  Forward-Looking Statements  This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. 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Forward-looking statements include express or implied statements relating to, among other things: our business strategy and plans; the potential, success and timing of development and progress of trials and related milestones of our product candidates set forth in the Presentation, including expectations regarding the outcome of regulatory discussions related to the development of BPL‑003; expectations regarding the advancement into Phase 3 BPL-003 studies in adults with TRD and related milestones and the design of the Phase 3 program; and the potential benefits of BPL-003 for patients with TRD; statements about potential commercial opportunities; expectations regarding our intellectual property portfolio; and the plans and objectives of management for future operations, research and development and capital expenditures.  Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, the important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K or Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in AtaiBeckley’s other filings with the SEC. AtaiBeckley disclaims any obligation to update or revise any forward-looking statements contained in this Presentation, other than to the extent required by applicable law.  The information in this Presentation is not intended to form the basis of any contract. 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Investor Day Agenda

Agenda Item	Time	Speaker
Strategy and Pipeline	9:00am-9:15am	Srinivas Rao
BPL-003 Clinical Overview	9:15am-9:45am	Kevin Craig
Intellectual Property	9:45am-9:55am	Ryan Barrett
BPL-003 Commercial Framework	9:55am-10:30am	Kavita Panke
Break – 5 minutes		
KOL Roundtable	10:35am-11:20am	KOLs
Moderated Q&A	11:20am-11:55am	AtaiBeckley Management Team & KOLs
Close	11:55am-12:00pm	Srinivas Rao

Abbreviations: KOL = Key Opinion Leader.

3

 AtaiBeckley Strategy and Pipeline Overview  Srinivas Rao, M.D., Ph.D.  Co-Founder and CEO

AtaiBeckley

AtaiBeckley is a global leader in transformative mental health therapies

On a mission to transform patient outcomes by developing rapid-acting, durable, and convenient mental health treatments

Major indications with high unmet need

Prioritize indications with significant patient burden and limited recent innovation (e.g., TRD, SAD)

Rapid and durable clinical impact

Advance therapies designed for fast onset and sustained benefit, moving beyond chronic daily or high frequency antidepressant regimens

Built for commercial scalability from Day 1

Design practical dosage forms and delivery models that fit into real-world clinical care pathways and support broad adoption

Comprehensive IP across the pipeline

Protect every program with issued U.S. patents and layered claims across compositions and methods

Abbreviations: TRD = Treatment-Resistant Depression; SAD = Social Anxiety Disorder.

5

AtaiBeckley

AtaiBeckley's pipeline of novel psychedelic-based neuroplastogens is designed to address urgent unmet needs in mental health

PROGRAMS		INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	ANTICIPATED MILESTONES[1,2]
BPL-003 *FDA Breakthrough Therapy Designation*	Mebufotenin nasal spray	Treatment-Resistant Depression (TRD)					**EOP2 feedback:** Q1'26 – *Completed* **Ph3 initiation:** Q2'26 **Ph3 topline data:** Early 2029
VLS-01	DMT buccal film	Treatment-Resistant Depression					**Ph2 topline data:** H2'26
EMP-01	R-MDMA oral formulation	Social Anxiety Disorder (SAD)					**Ph2a topline data:** Q1'26 – *Completed*
Discovery	Novel 5-HT2A receptor agonists	Opioid Use Disorder and TRD					**Undisclosed**

1. All timing provided is estimated; 2. Trial initiation defined as central regulatory and ethics approval. Abbreviations: DMT = Dimethyltryptamine; FDA = Food and Drug Administration; R-MDMA = R-enantiomer of 3,4-methylenedioxy-methamphetamine; EOP2 = FDA End of Phase 2; TRD = Treatment-Resistant Depression.

6

AtaiBeckley

We are positioned in two key markets, depression and anxiety, representing the two most common mental disorders in the US and a high disease burden

The US depression and anxiety market is projected to grow, achieving a CAGR of 5.02% from 2025 to 2033[1]

1 in 5

More than 1 in 5 US adults experience mental illness each year[2]

~22M

Annual prevalence of MDD among US adults*[3]

~18M

Annual prevalence of SAD among US adults*[4]

1. Research & Markets, "United States Anxiety Disorders and Depression Treatment Market Research Report 2025-2033", (2025); 2. SAMHSA, "Key Substance Use and Mental Health Indicators in the US", (2025); 3. Ringeisen et al., "Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report", (2023); 4. NIMH, "Social Anxiety Disorder", (2025). *Total US population is estimated ~347 MM and total US adult population is estimated ~260 MM (75% of total).
Abbreviations: CAGR = Compounded Annual Growth Rate; MDD = Major Depressive Disorder; SAD = Social Anxiety Disorder.

7

AtaiBeckley

Next-generation therapies are needed to address gaps in mental health care

The Unmet Needs

1. **Faster Relief**
   Current treatments act too slowly to provide meaningful improvement when patients need it most[1]

2. **Durable, Root Cause Impact**
   Existing therapies often fail to deliver durable, lasting relief or address underlying neurobiological vulnerability[2,3]

3. **Convenient, Non-Chronic Treatment**
   Most available options require ongoing, frequent, long-term dosing that burdens patients and limits adherence[4,5]

The Solution

Next-Generation Psychedelic Therapies



Targeting Neuroplasticity for Lasting Benefit

1. Tew et al., "Impact of prior treatment exposure on response to antidepressant treatment in late life," Am J Geriatr Psychiatry. (2006); 2. Kajumba et al., "Treatment-resistant depression: molecular mechanisms and management," Mol Med. (2024); 3. Zhdanava et al., "The Prevalence and National Burden of Treatment-Resistant Depression and Major Depressive Disorder in the United States," J Clin Psychiatry. (2021); 4. Unni et al., "Reasons for non-adherence with antidepressants using the Medication Adherence Reasons Scale in five European countries and United States," J Affect Disord. (2024); 5. Janik et al., "Esketamine Monotherapy in Adults With Treatment-Resistant Depression: A Randomized Clinical Trial," JAMA Psychiatry. (2025).

8

AtaiBeckley

Psychedelics engage distinct biological pathways that connect subjective experience and neuroplastic changes into lasting therapeutic effect



Mechanistic Neuroplasticity
Neurogenesis
Synaptic Growth
Network Connectivity
DMN Disruption & Reset
Acute Subjective Experience
Altered State of Consciousness
Perceptual Shift
Cognitive Reappraisal
Emotional Release
Biological Modification &
Durable Symptom Improvement

1. Agnorelli et al., "Neuroplasticity and psychedelics: A comprehensive examination of classic and non-classic compounds in pre and clinical models", Neurosci Behav Rev. (2025); 2. Kishon & Cycowicz, "Psychedelic therapy: bridging neuroplasticity, phenomenology, and clinical outcomes", Front Psychiatry. (2025); 3. Gattuso, et al., "Default mode network modulation by psychedelics: a systematic review", Int J Neuropsychopharmacol. (2023); 4. Calder & Hasler, "Towards an understanding of psychedelic-induced neuroplasticity", Neuropsychopharmacol. (2023). Abbreviations: DMN = Default Mode Network.

9

 Interventional psychiatry is evolving toward short-session, low-burden psychedelics that provide lasting therapeutic effects  10  First-Generation Long-Time-in-Clinic Psychedelics  Second-Generation Short-Time-in-Clinic Psychedelics  Emergence of Interventional Psychiatry  Decreasing Burden of Treatment  Improving Treatments for TRD  1. Yale Medicine, “What is Interventional Psychiatry?”, (2025); 2. Ramaekers et al., "Benefits and challenges of ultra-fast, short-acting psychedelics in the treatment of depression“, Am J Psychiatry. (2025); 3. Askariyan, et al., “An overview of psilocybin, LSD, MDMA, and ketamine in revitalizing psychedelic-assisted therapy: Insights, limitations and future directions”, Prog Neuropsychopharmacol Biol Psychiatry. (2025). Abbreviations: TMS = Transcranial Magnetic Stimulation; TRD = Treatment-Resistant Depression.  Bretisilocin  Mebufotenin  Psilocybin  LSD  Esketamine  Dimethyltryptamine (DMT)  TMS

AtaiBeckley

Our commercial vision in TRD is to develop an intermittently dosed, rapid-acting, durable treatment that fits into the established 2-hour in-clinic model

Anticipated Hours to Discharge Post-Dose (*illustrative*)[1]



~8 to 12
Average Workday (8 hours)
~6 to 8
~2
~2
~2
Spravato®
BPL-003
VLS-01
Psilocybin
LSD
Up to 56
4-6
Anticipated treatment sessions per year[1]

Key Differentiators Driving Commercial Opportunity

- **Short (~2 hr) time** to discharge
- Single-dose BPL-003 showed **durable benefit through Week 8**
- **Lower burden** from reduced frequency of clinic visits may **expand patient access**
- **Concentrated prescriber base** and fits within **existing infrastructure**

1. Subject to further validation through future clinical studies and real-world evidence. Note: No head-to-head studies have been conducted evaluating BPL-003 to esketamine. As per the FDA label, Spravato® is administered twice a week during weeks 1-4 in the induction phase, followed by maintenance treatment once weekly during weeks 5-8 and then every 2 weeks or once weekly from weeks 9 and after. Abbreviations: LSD = Lysergic Acid Diethylamide; TRD = Treatment-Resistant Depression.

11

 It’s our time to lead as psychedelics, our purpose-built pipeline, and the interventional psychiatry market converge  12  WHY PSYCHEDELICS?  WHY ATAIBECKLEY?  WHY NOW?  Fast circuit reset  Durable benefit with intermittent dosing  Address neurobiological vulnerability  Execution-focused team with deep expertise  Purpose‑built pipeline commercially scalable and differentiated therapies  Clinic‑fit design with strong IP  Clinical signal is maturing  Commercial model is developing  Regulatory pathways are clearer  Abbreviations: IP = Intellectual Property.

AtaiBeckley

We are entering 2026 with multiple anticipated clinical milestones that have the potential to drive significant value

2025 Milestones		Q1 2026	Q2 2026	H2 2026
BPL-003 positive Ph2b topline and OLE data	BPL-003 FDA Breakthrough Designation	BPL-003 End-of-Phase 2 FDA meeting ✓	BPL-003 Phase 3 initiation	BPL-003 two-dose Phase 2a initial data (Q4'26)
		EMP-01 positive Ph2a topline ✓		VLS-01 Phase 2 topline data

BPL is our lead asset and focus for today

- Strategic combination of AtaiBeckley
- Key U.S. patents granted across the pipeline
- Added to the NASDAQ Biotechnology Index
- U.S. redomiciliation completed

>$250 million gross proceeds from financings:

APEIRON, FERRING VENTURES, Janus Henderson Investors, ARK Invest, Foresite Capital, Woodline Partners, Columbia Threadneedle Investments, Deep Track Capital, Adage Capital Management

Cash runway through the planned early-2029 topline readouts from both Phase 3 pivotal studies

Abbreviations: EOP2 = End of Phase 2; FDA = Food and Drug Administration; OLE = Open-Label Extension.

13

 BPL-003 Mebufotenin benzoate nasal spray for TRD  Kevin Craig, M.D.  Chief Medical Officer

AtaiBeckley

BPL-003 is a dry-powder, intranasal formulation of mebufotenin that acts as a serotonin receptor agonist (predominantly 5-HT1a and 5-HT2a)

Granted **FDA Breakthrough Therapy Designation** following positive Ph2b results (n=193) that demonstrated **rapid and durable antidepressant effects** after a **single dose**

Multiple Ph1 and Ph2 trials of BPL-003 have demonstrated a **favorable safety and efficacy profile;** following a successful End-of-Phase-2 meeting, the program has FDA feedback on the Phase 3 development pathway with **initiation expected in Q2'26**

BPL-003 is designed to be administered **in-clinic** and targets a **short (~2-hour) post-dose time to discharge**, supporting **fit within established sites of care and treatment workflows**

Abbreviations: FDA = Food and Drug Administration.

15

 Different routes of administration shape clinical experience, PK, and scalability  16  HIGH TRD COSTS  Intranasal   (e.g., BPL-003)1  IV Infusion1  Buccal / Sublingual (e.g., VLS-01)1  Vaporization / Inhalation1  Oral1  Rapid transmucosal absorption  Consistent PK   Familiar workflow  Rapid transmucosal absorption  Controlled PK without device dependency  Very rapid onset  Exposure depends on inhalation technique  Pulmonary safety considerations  Precise but invasive administration  Limited scalability in psychiatric clinics  Slower, more variable onset  First-pass metabolism may limit exposure  Intranasal and buccal / sublingual routes of administration align most closely to real-world treatment requirements:  Predictable PK1  Fits existing   psychiatric workflows2  No specialized equipment2  Rapid Onset1  Enable ~2-hour in-clinic session  1. Kim & De Jesus, “Medication Routes of Administration”, (2023); 2. Spravato® Website, “Treatment-Resistant Depression (TRD) Dosing and Administration Overview”, https://www.spravatohcp.com/dosing-spravato-trd/. Abbreviations: IV = Intravenous; PK = Pharmacokinetics.

 Phase 2b Data

AtaiBeckley

Phase 2 data demonstrated a compelling, scalable profile supporting phase 3 advancement

Phase 2b & OLE data underscore BPL-003's rapid, durable, and scalable clinical profile

Rapid-Acting	Significant improvement by Day 2, with Day 29 MADRS change of -6.2 (8 mg) compared to 0.3 mg ($p < 0.01$)
Durable	Mean reduction in MADRS score of 19.0 points at Week 16 for patients who received two active doses across the core and OLE studies[1]
High Clinical Response	81% response and 67% remission at Week 16 after two doses in patients who initially received an 8 mg dose in the core study
Well-Tolerated	Favorable safety profile and generally well-tolerated across doses
Convenient Administration	~2-hour time to discharge post-dose supports scalable delivery

1. For patients who received an active dose of BPL-003 in the core study (either 8 mg or 12 mg). Abbreviations: MADRS = Montgomery-Åsberg Depression Rating Scale; OLE = Open-Label Extension.

18

 Randomized, quadruple-masked Phase 2b clinical trial of BPL-003 in patients with moderate to severe TRD, with an open-label extension  19  1. Patients entering the open-label extension were randomized to receive either a single 12mg dose or a biphasic 4mg and 8mg dose approximately 10 minutes apart; 2. Patients were washed out as applicable. Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; TRD = Treatment-Resistant Depression.  KEY INCLUSION CRITERIA  Patients with moderate to severe TRD  Hamilton Depression Scale (HAM-D ≥19)  Willing and able to discontinue current antidepressants2  KEY DETAILS  PRIMARY ENDPOINT:  MADRS change from baseline at Week 4 (Day 29), 12 mg vs. 0.3 mg  OTHER SECONDARY ENDPOINTS:  MADRS change from baseline at Day 2, Week 1 & Week 8  MADRS change from baseline for 8mg vs. 0.3 mg at Week 4  Responder and remission rates  Randomization  (n=193)    Day 0  2  29  57   Wk-8  Washout  12 mg1  Core Study (8 weeks)  Primary   Analysis  29  57  Open-Label Extension (8 weeks)  1st  Dose  2nd  Dose  8  1  1  2  0.3 mg (n=74)  8 mg  (n=46)  12 mg  (n=73)  BPL-003 | PHASE 2B CLINICAL TRIAL DESIGN  R

 Core study final results: Single-dose of BPL-003 met primary endpoint, with effects sustained out to Week 8  20  Abbreviations: LS = Least Squares; MADRS = Montgomery–Åsberg Depression Rating Scale; SEM = Standard Error Means.  BPL-003 | CHANGE FROM BASELINE IN MADRS TOTAL SCORE – 12 MG & 8 MG VS. 0.3 MG    Primary endpoint:  Statistically significant MADRS difference observed at Day 29 (Week 4) following a single 8 mg or 12 mg dose vs. 0.3 mg:  Efficacy was statistically significant as early as Day 2, with durable response through Week 8 (Day 57) for 8 mg and 12 mg dose vs. 0.3 mg  8 mg dose demonstrated comparable efficacy to 12 mg, suggesting it may be sufficient to achieve maximal therapeutic benefit  KEY TAKEAWAYS  Treatment Arm  MADRS change (Day 29)  P-value  From baseline   Compared to 0.3mg  8mg  -12.0  -6.2  <0.01  12mg  -11.2  -5.3  <0.01  Baseline  -8.6*  -8.9*  Day 2  -11.0*  -10.9*  Day 8  -5.8  -12.0*  -11.2*  Day 29  -10.7*  -10.3*  Day 57  0.3mg (n=74)  8mg (n=46)  12mg (n=73)  Primary Endpoint  LS Mean (±SEM) Change from Baseline in MADRS Total Score  * P ≤ 0.01 at all timepoints   0.3 mg (n=74)   8 mg (n=46)   12 mg (n=73)

AtaiBeckley

Overview of MADRS outcomes across psychedelic clinical studies in TRD


Mean Change vs. Placebo / Active Control in MADRS Total Score
0
-1
-2
-3
-4
-5
-6
-7
-8
Day 2
Day 8
Day 15
Day 22
Day 24
Week 4
Week 6
Week 8
Week 9
COMP360 25mg vs. 1mg (n=79) Single Dose (COMP001)
COMP360 25mg vs. placebo (n=171) Single Dose (COMP005)
Spravato® 84mg mono vs. placebo (n=89) Twice Weekly
BPL-003 8mg vs. 0.3mg (n=46) Single Dose

*FOR ILLUSTRATIVE PURPOSES ONLY - no head-to-head study has been conducted comparing BLP-003 against any other candidates or products, and differences exist between study designs, patient populations and other factors. Caution should be exercised when comparing results across unrelated studies or trials.

1. Ionescu et al., "Esketamine Nasal Spray for Rapid Reduction of Depressive Symptoms in Patients With Major Depressive Disorder Who Have Active Suicide Ideation With Intent: Results of a Phase 3, Double-Blind, Randomized Study (ASPIRE II)", Int J Neuropsychopharmacol. (2021); 2. "Compass Pathways Successfully Achieves Primary Endpoint in Second Phase 3 Trial Evaluating COMP360 Psilocybin for Treatment-Resistant Depression", https://ir.compasspathways.com/News--Events-/news/news-details/2026/Compass-Pathways-Successfully-Achieves-Primary-Endpoint-in-Second-Phase-3-Trial-Evaluating-COMP360-Psilocybin-for-Treatment-Resistant-Depression/default.aspx; 3. Efficacy, Safety, and Tolerability of Two Administrations of COMP360 in Participants With TRD (ClinicalTrials.gov). No head-to-head trial has been conducted. Data from studies of these clinical candidates may not be directly comparable due to differences in molecule composition, trial protocols, dosing regimens, and patient populations and characteristics. Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale.

21

 High completion rate in core study and rollover rate into OLE study suggest strong levels of patient acceptability for BPL-003  22  1. Eligibility for the OLE study required completion of the core study and regulatory & ethics approval of the OLE protocol at the participants’ site. 126 out of 174 total completers were at sites with OLE protocol approval and were eligible to enter the OLE portion of the study and 107 (85%) received a BPL-003 dose.   90%  of participants completed the core study  85%  of eligible participants in the core study received a 2nd dose as part of the OLE study1

AtaiBeckley

Open-label extension (OLE) study designed to assess the safety and efficacy of a 12 mg dose of BPL-003, given 8 weeks after initial dose

BPL-003 | PHASE 2B OPEN-LABEL EXTENSION CLINICAL TRIAL DESIGN



Core Study
(8 weeks)
Open-Label Extension
(8 weeks)
Randomization
Washout
N=193
12 mg
N=73
8 mg
N=46
0.3 mg
N=74
N=174
Eligible participants at OLE-approved sites [1]
N=126
12 mg[2]
N=107
Wk -8
Day 0
1 2 8 29 57
1 2 29 57
1st Dose
Primary Analysis
2nd Dose

KEY DETAILS

- Primarily designed to **assess safety of a second dose** of BPL-003
- Efficacy assessed at **multiple time points** by **centralized, blinded raters**
- **8-week long observation period** to demonstrate **durability of effect**
- Participants were **provided psychological support, but not active psychotherapy**

1. Eligibility for the OLE study required completion of the core study and regulatory & ethics approval of the OLE protocol at the participants' site. 126 out of 174 total completers were at sites with OLE protocol approval and were eligible to enter the OLE portion of the study and 107 received a BPL-003 dose; 2. Patients entering the open-label extension are randomized to receive either a single 12mg dose or a biphasic 4mg and 8mg dose approximately 10 minutes apart.
Abbreviations: OLE = Open-Label Extension.

23

AtaiBeckley

Second dose of BPL-003 produced additional clinically meaningful antidepressant effects, sustained for a further 8 weeks

Change from Baseline in MADRS Total Score – Exploratory[1]


0
-5
-10
-15
-20
-25
-30
Mean (±SEM) Change from Baseline in MADRS Total Score
12mg dose administered
-5.2
-10.3
-10.7
-14.0
-17.0
-22.3
0.3mg + 12mg (n=47)
8mg + 12mg (n=23)
12mg + 12mg (n=37)
0.3 mg (n=74)
8 mg (n=46)
12 mg (n=73)
Core study (N=193)
Open-label extension (n=107)
Day 2
Day 8
Day 29
Day 57
Day 2
Day 8
Day 29
Day 57

KEY TAKEAWAYS

- All patients who entered the OLE study received a **12 mg dose** of BPL-003, regardless of MADRS score
- Patients who received **0.3 mg** in the core study showed **MADRS reductions** in line with the antidepressant effects seen in patients who received an active dose in the core study
- Patients who received an active dose in the core study (either 8 mg or 12 mg) showed **mean reduction in MADRS score of 19.0 points** at Day 57 in the OLE compared to baseline at the start of the Phase 2b clinical trial
- **8 mg dose** selected for **Phase 3** studies

1. Core study efficacy analyses were conducted using a mixed model for repeated measures (MMRM); open-label extension results are based on observed data.
Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; OLE = Open-Label Extension; SEM = Standard Error of the Mean.

24

 Responder rates improved following a second dose of BPL-003  25  1. Response defined as ≥50% improvement in MADRS score. Abbreviations: OLE = Open-Label Extension.  BPL-003 | RESPONDER RATES IN CORE AND OLE STUDIES - EXPLORATORY  Day 2  Day 8  Day 29  Day 57  Day 2 (OLE)  Day 8 (OLE)  Day 29 (OLE)  Day 57 (OLE)  35%  76%  Subjects Meeting Response1 Criteria (%)  Core study  Open-label extension  12mg dose administered

 Remission rates also continued to improve following a second dose of BPL-003  26  1. Remission defined as MADRS score of ≤10. Abbreviations: OLE = Open-Label Extension.  BPL-003 | REMISSION RATES IN CORE AND OLE STUDIES - EXPLORATORY  Day 2  Day 8  Day 29  Day 57  Day 2 (OLE)  Day 8 (OLE)  Day 29 (OLE)  Day 57 (OLE)  57%  18%  15%  15%  36%  37%  Core study  Open-label extension  12mg dose administered  Subjects Meeting Response1 Criteria (%)

AtaiBeckley

BPL-003 was generally well-tolerated, with majority of adverse events characterised as mild or moderate and transient in nature

	Core Study				Open-label Extension (OLE)
	0.3 mg (N=74)	8 mg (N=46)	12 mg (N=73)	Overall (N=193)	2nd 12 mg dose (N=107)
TEAEs	N participants (%)				
Any TEAE	54 (73%)	35 (76%)	62 (85%)	151 (78%)	92 (86%)
Any Drug Related TEAE	25 (34%)	32 (70%)	60 (82%)	117 (61%)	85 (79%)
Any Drug Related Serious TEAE	0 (0%)	0 (0%)	0 (0%)	0 (0%)	1 (1%)
Most Reported Drug Related TEAEs (≥10% of subjects)					
Nausea	1 (1%)	13 (28%)	27 (37%)	41 (21%)	30 (28%)
Headache	7 (10%)	9 (20%)	20 (27%)	36 (19%)	24 (22%)
Administration Site Pain	5 (7%)	8 (17%)	16 (22%)	29 (15%)	18 (17%)
Blood Pressure Increased[1]	1 (1%)	6 (13%)	15 (21%)	22 (11%)	14 (13%)
Administration Site Discomfort	2 (3%)	5 (11%)	12 (16%)	19 (10%)	17 (16%)
Anxiety	2 (3%)	2 (4%)	10 (14%)	14 (7%)	14 (13%)
Vomiting	0 (0%)	6 (13%)	9 (12%)	15 (8%)	11 (10%)
Psychomotor Hyperactivity	0 (0%)	0 (0%)	4 (6%)	4 (2%)	11 (10%)

KEY TAKEAWAYS

- Majority of TEAEs occurred on day of dosing and were classified as **mild or moderate in severity** and **transient in nature**
- **Most commonly reported side effects** included nausea, headache, administration site pain, administration site discomfort, blood pressure increases and anxiety
- Blood pressure and heart rate increases were **transient** with mean levels returning to baseline within ~1 hour
- One **serious drug-related AE** was reported in the OLE part of the study which resolved with additional in-patient monitoring and support[2]
- Average time to meet readiness-for-discharge criteria was **within 2 hours of dosing**

1. Includes the preferred terms Blood pressure increased, Blood Pressure diastolic increased and Blood pressure systolic increased; 2. One serious drug-related adverse event was reported where a participant who had received 0.3 mg in the core study experienced dissociation and suicidal ideation requiring inpatient monitoring and support after receiving 12 mg of BPL-003 in the OLE study. The symptoms were considered resolved the next day. Abbreviations: AE = Adverse Event; TEAEs = Treatment Emergent Adverse Events; OLE = Open-Label Extension.

27

 Key takeaways  28  Abbreviations: TRD = Treatment-Resistant Depression.  This Phase 2b clinical study – the largest study of mebufotenin to date – met its primary and key secondary endpoints  8mg and 12mg BPL-003 resulted in rapid and durable antidepressant effects compared with the 0.3mg dose  Both active doses resulted in a short psychedelic experience allowing subjects to meet readiness to discharge criteria in less than 2 hours  8 mg showed a better safety and tolerability profile vs. 12 mg with comparable efficacy and was selected as the Phase 3 dose  Intranasal BPL-003 has shown potential benefits in the treatment of TRD, supporting progression into Phase 3 studies

 BPL-003 Pivotal Program

AtaiBeckley

BPL-003 pivotal program overview for TRD

BPL-003 Global Pivotal Program

Designed to maximize probability of clinical, regulatory, and commercial success

- Two **randomized**, **double-blind**, **placebo-controlled** Phase 3 studies: ReConnection-1 & ReConnection-2
- **12-week core** study + **52-week OLE**
- Use of **remote**, **independent**, **blinded** raters
- **No psychotherapy**
- **Single** and **two-dose induction** study designs
- Individualized retreatment **every 8-12 weeks** in OLE



FDA Feedback after EOP2
Global Phase 3 Program with Long-Term OLE
Breakthrough Therapy Designation
BPL-003 Phase 3
Potential for 4-6 Treatments per Year if Approved
Robust Phase 2b Efficacy Results & Day 2 Onset
Short ~2-Hour In-Clinic Session

Abbreviations: EOP2 = End of Phase 2; FDA = Food and Drug Administration; OLE = Open-Label Extension; TRD = Treatment-Resistant Depression.

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 Why "ReConnection"?Unmet need: Treatment-Resistant Depression Is Experienced as Disconnection  31  Our research showed the top unaided burdens of TRD:  Disconnection from Life  Loss of participation in meaningful activities  Disconnection from Loved Ones  Breakdown of intimate relationships  Disconnection from Self  Loss of identity and purpose  Withdrawal and Self Isolation  Patients describe pulling away from social engagement  ReConnection  Abbreviations: SSRI = Selective Serotonin Reuptake Inhibitor; TRD = Treatment-Resistant Depression.

 Aligned with FDA on a Phase 3 program with two pivotal trials that aim to demonstrate robust efficacy and long-term safety and allow for flexible dosing  32  Abbreviations: FDA = Food and Drug Administration; TRD = Treatment-Resistant Depression.  Reflects Regulatory Guidance and Real-World Patient, Provider, and Payer Preferences  Designed to build the large, long‑term safety database required for a chronic TRD indication and to provide confidence to key stakeholders  Designed based on Positive Phase 2b  Evaluates 8 mg efficacy and safety across two independent, well‑controlled trials; evaluates dose‑response and induction strategies (8 mg, 4 mg, placebo)  Supports Flexibility and Optionality  Designed to inform responder patterns and individualized retreatment timing, as well as to broaden evidence across diverse patients and treatment settings

 Randomized, double-blind, placebo-controlled phase 3 program in adults with treatment-resistant depression  33  Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale.  Objective  To evaluate whether BPL‑003 delivers rapid, clinically meaningful antidepressant effects with a short in‑clinic session and supports durable remission through flexible, individualized retreatment.  Trial Design  ReConnection-1  Three-arm randomized, double-blind trial (8 mg, 4 mg, placebo)  Single-dose treatment  8 mg chosen as optimal dose; 4 mg included to characterize dose‑response vs. placebo and to support blinding  Designed to replicate Phase 2b efficacy and safety  ReConnection-2  Two-arm randomized, double-blind trial (8 mg, placebo)  Two-dose induction (Day 1 + Day 15)  Endpoint  Primary Endpoint: Change from baseline in MADRS total score at Week 4 (Day 29) for 8 mg vs. placebo

 BPL‑003 Phase 3 ReConnection-1 study design in TRDSingle-Dose  34  Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; OLE = Open-Label Extension; TRD = Treatment-Resistant Depression.  85  8mg  Double-blind Core  Day 1 – Week 12 (12 weeks)  4mg  Placebo  OLE Retreatment   Week 12-64 (52 weeks)  Day 1  92  8mg   Randomization 2:1:2  Aim to maintain remission  Wk 4   (MADRS  Primary endpoint)  29  Wk 8  Wk 12  447  Wk 64  Study Population  Adults with TRD  Dosing Schema  Randomized 2:1:2 with single intranasal administration on Day 1  OLE Retreatment  Individualized 8 mg retreatment every 8-12 weeks  Designed to replicate Phase 2b results and define the dose–response relationship for BPL‑003  Key Design Elements  ReConnection-1  N=~350

 BPL‑003 Phase 3 ReConnection-2 study design in TRDTwo-Dose Induction Regimen  35  Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; OLE = Open-Label Extension; TRD = Treatment-Resistant Depression.  Monotherapy &  Adjunctive   TRD  8mg + 8mg  8mg  Aim to maintain remission  ReConnection-2  N=~300  Double-blind Core  Day 1 – Week 12 (12 weeks)  OLE Retreatment   Week 12-64 (52 weeks)  Randomization 1:1  85  Day 1  92  Wk 4   (MADRS  Primary endpoint)  29  Wk 8  Wk 12  447  Wk 64  Key Design Elements  Study Population  Adults with TRD  Dosing Schema  Randomized 1:1 (8 mg + placebo); two intranasal administrations on Day 1 and Day 15  OLE Retreatment  Individualized 8 mg BPL-003 retreatment every 8-12 weeks  Designed to evaluate the potential of a two‑dose induction regimen to increase responder rate and durability of initial response  15  Placebo + Placebo

AtaiBeckley

Our robust phase 3 BPL-003 development program is aiming for a broad label

Aligned clinical trial designs intended to maximize operational efficiencies

	ReConnection-1: Single-Dose, Three-Arm Trial	ReConnection-2: Two-Dose Induction Trial
Trial Size	N = ~**350**	N = ~**300**
Randomization	**2:1:2** Randomization	**1:1** Randomization
Trial Arms	**8 mg** BPL-003 vs. **4 mg** BPL-003 vs. **Placebo**	**8 mg** BPL-003 vs. **Placebo**
Design	• **8-week** DB, RCT (**single dose** at Day 1) • **52-week Extension** with individualized retreatment (every 8–12 weeks)	• **8-week** DB, RCT (**two-dose induction** at Days 1 and 15) • **52-week Extension** with individualized retreatment (every 8–12 weeks)
Primary Endpoint	**MADRS** at **Week 4**	

Abbreviations: DB = Double Blinded; MADRS = Montgomery–Åsberg Depression Rating Scale; RCT = Randomized Controlled Trial.

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 37  2026  2028-2029  2027  FDA Feedback February-March  Phase 3 Initiation  Q2 2026  Phase 2a Part 4 Initial Data   Q4 2026  Topline Readout  Early 2029  Abbreviations: FDA = Food and Drug Administration.  ReConnection-1 & ReConnection-2   Next steps for BPL-003

 IP Overview  Ryan Barrett  Chief Legal and Business Officer

 Our IP strategy integrates both composition and method claims to align with the TPP  39  Abbreviations: API = Active Pharmaceutical Ingredient; FDA = Food and Drug Administration; IP = Intellectual Property; TPP = Target Product Profile.  Composition claims  Drug substance (DS)   API / active ingredient  Salts  Polymorphs  Indication agnostic  Drug product (DP)  Formulation  Delivery approach  Dosage form  Methods of treatment (MoT)  Use of composition  Indications  Dosing regimens  Indication specific  Protect what the product is  Method claims  Why it matters (Orange Book strategy)  FDA “Orange Book” lists approved small-molecule patents and exclusivities  Only DS, DP and MoT patents are listable so critical to align issued claims to the product TPP / label  A generic typically must certify to listed patents, creating a defined pathway for dispute resolution prior to market entry  Protect how the product is used

 We maintain strong U.S patent protection for BPL-003  40  1. Currently all in active prosecution as of 31st December 2025. Abbreviations: IP = Intellectual Property; TRD = Treatment-Resistant Depression.  Drug Substance  Drug Product  Methods of Use  Other  Issued  Pending  ✓  ✓  ✓  ✓  ✓  ✓  ✓  ✓  U.S IP1  Mebufotenin compositions for transmucosal delivery including intranasal, buccal and sublingual (Exp 2041)  Mebufotenin benzoate salt compositions (Exp 2041)  Methods of treating depression using mebufotenin benzoate (Exp 2041)  Dry powder of mebufotenin & silicon dioxide (Exp 2043)  “Other” includes alternative salt forms of mebufotenin and their methods of use (Exp 2041-43)  BPL-003 has IP protection out to 2043+  BPL-003: mebufotenin benzoate nasal spray for TRD  Issued IP contemplates (non-exhaustive)

 BPL-003 Commercial Framework  Kavita Panke  SVP, New Product Planning and Early Commercial Development

 TRD is a large, untapped market with massive unmet need  42  1. Zhdanava et al., “The Prevalence and National Burden of Treatment-Resistant Depression and Major Depressive Disorder in the United States”, J Clin Psychiatry. (2021); 2. Sanacora et al., “Real-world safety of esketamine nasal spray: a comprehensive analysis almost 5 years after first approval”, Am J Psychiatry (2025); 3. McIntyre et al., “Treatment‐resistant depression: definition, prevalence, detection, management, and investigational interventions”, World Psychiatry (2023). †Based on US TRD population size and real-world post approval data on the number of US Spravato®-treated patients. Abbreviations: FDA = Food and Drug Administration; MDD = Major Depressive Disorder; TRD = Treatment-Resistant Depression.  People with MDD failed by 2+ antidepressants and are deemed treatment resistant1  1 in 3  <3% of people with TRD are on an FDA-approved treatment for TRD†2  Unmet need remains for a rapid-acting, durable treatment that is convenient3

AtaiBeckley

Paradigm shift in psychiatry from managing symptoms to enabling durable change

The goal is not to maintain patients – it's to ***transform them***

TODAY

Chronic Antidepressants

- Slow onset - weeks to months
- Chronic side effects (weight gain, sexual dysfunction)
- Daily dosing - indefinitely
- Symptom suppression - not resolution

The problem: Patients manage indefinitely, trading one burden for another

PARADIGM SHIFT

TOMORROW

Psychedelic-Based Interventional Psychiatry

- ✓ Rapid acting - effects within hours to days
- ✓ Durable - long-lasting effects from single dose
- ✓ Intermittent dosing
- ✓ Neuroplasticity - addresses root-cause biology

Potential opportunity: Fewer doses, faster results, lasting freedom

DEPRESSION TREATMENT LANDSCAPE

43

AtaiBeckley

BPL-003: Potential to deliver on the trifecta without the tradeoffs

AtaiBeckley


BPL-003

Durable: 6.2 pt MADRS reduction observed at Week 4[1], sustained for at least 16 weeks in most patients[2]

Rapid: Single dose produced positive efficacy results @ Day 2[3]

Convenient: 4-6 doses per year with 2 hr in-clinic time could allow for broader patient accessibility

1. Based on dose of 8mg, with a second dose administered 8-weeks after the initial dose; 2. Based on Ph2b open-label extension study; second dose administered 8-weeks after the initial dose; 3. Based on Ph2a and Ph2b open-label studies.
Abbreviations: HCP = Healthcare Professional; MADRS = Montgomery–Åsberg Depression Rating Scale.

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AtaiBeckley

BPL-003 has the potential for a best-in-class TRD profile

	BPL-003 (Intranasal mebufotenin)	Oral Antidepressants	Spravato® (Intranasal esketamine)	COMP360 (Oral psilocybin)	DT120 (Oral LSD)	GH001 (Inhaled mebufotenin)
		Approved therapies for TRD / MDD		Pipeline psychedelic therapies for TRD / MDD		
Company	AtaiBeckley	*Generic and Branded*	Johnson & Johnson	Compass	Definium	GH Research
Mechanism of action	5-HT1a / 5-HT2a agonist	SSRIs / SNRIs / TCAs	NDMA antagonist	5-HT2a agonist	5-HT2a agonist	5-HT1a / 5-HT2a agonist
Potential for: RAPID onset of treatment action[1]	✓	✗	✓	✓	✓	✓
Potential for: DURABLE efficacy from a single dose[2]	✓	✗	✗	✓	✓	–
Potential for: CONVENIENT ~2 hr time to discharge post-dose[3]	✓	N/A	✓	✗	✗	✗

1. Defined as a treatment effect seen by Day 2 following drug administration; 2. Defined as blinded, controlled evidence that a single dose produces clinically meaningful efficacy sustained for at one month; 3. Subject to further validation through future clinical studies and real-world evidence; 3. DataMonitor, BioMedTracker (both as of 2026); 4. Company websites. Abbreviations: LSD = Lysegic Acid Diethylamide; MDD = Major Depressive Disorder; NDMA = N-methyl-D-aspartate; SNRI = Serotonin-Norepinephrine Reuptake Inhibitor; SSRI = Selective Serotonin Reuptake Inhibitor; TCA = Tricyclic Antidepressant; TRD = Treatment-Resistant Depression.

45

AtaiBeckley

Single-dose of BPL-003 demonstrated comparable MADRS response across published results from 8 doses of a Spravato® monotherapy dosing regimen

BPL-003 | CHANGE IN MADRS FOLLOWING SINGLE DOSE OF BPL-003 VS. TWICE WEEKLY DOSING SPRAVATO® MONOTHERAPY[1]


Mean Change from Baseline in MADRS Total Score
0
-5
-10
-15
BPL-003 0.3mg (n=74)
BPL-003 8mg (n=46)
Spravato Placebo (n=197)
Spravato 84mg (n=95)
Day 2
Day 8
Day 15
Day 22
Week 4
Week 8
BPL-003
SPRAVATO®

*FOR ILLUSTRATIVE PURPOSES ONLY - no head-to-head study has been conducted comparing BLP-003 against any other candidates or products, and differences exist between study designs, patient populations and other factors. Caution should be exercised when comparing results across unrelated studies or trials.

1. Janik, et al., "Esketamine monotherapy in adults with treatment-resistant depression: a randomized clinical trial", JAMA Psychiatry (2025). Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale.

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AtaiBeckley

~70% of Spravato® patients are on a weekly maintenance treatment based on real world utilization, with an annual WAC of up to $65K

Assumed Annual Cost of Spravato® (WAC Price)


$80K
$60K
$40K
$20K
$0K
Maintenance
Optimization2
Induction1
$28K
$38K
$47K
$65K
Maintenance (56mg every 2wks)
Maintenance (84mg every 2wks)
Maintenance (56mg weekly)
Maintenance (84mg weekly)

According to an analysis of ~5 years of real-world use of Spravato® in the US:

> 80% Patients were **prescribed the 84mg dose** by treatment session 6[4]

~70% Patients have at least **one treatment per week** as maintenance[5]

The majority of Spravato® patients are maintained on the 84mg weekly dose, placing them at the high end of the price range

Pricing Assumptions: WAC price per device (28mg): 417 USD, WAC price per 56mg: 834 USD, WAC price per 84mg: 1,251 USD (based on GlobalData). 1. Induction dosing is twice weekly, either 56mg or 84mg; 2. Optimization dosing is weekly 84 mg, either 56mg or 84mg; 3. Maintenance is weekly or bi-weekly on 56 mg or 84 mg; 4. Sanacora et al. Am J Psychiatry. (2025); 5. Sanacora et al., ASCP Annual Meeting (2025). Abbreviations: WAC = Wholesale Acquisition Cost.

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48  Prior to Dosing    Preparatory Session(s)  In-clinic or Remote  HCP-administered Dosing and Patient Support as Needed  Arrival and Check In  Observation and Discharge  Follow-Up Visit  In-Clinic or Remote  DosingTime to Discharge Post-Dose ~2hr  Post-Dosing  We are envisioning a dosing session model that prioritizes patient safety and convenience, without the requirement for psychotherapy  Abbreviations: HCP = Healthcare Professional.

 49  3 Treatments / Room / Day  1 Treatment / Room / Day  Drug Revenue  Drug Revenue  $$$  $  Observation Revenue / Day  Observation Revenue / Day  6-hours  6-hours  2-hours   6+ hours  BPL-003 could drive favorable clinic economics relative to long in-clinic psychedelics1  1. Subject to further validation through future clinical studies and real-world evidence.   BPL-003  Long In-Clinic Psychedelics

 50  We are uniquely positioned to leverage a lean, targeted commercial model  Interventional psychiatry presents optimal market factors to successfully self-commercialize  50 to 100 repsto cover high value targets at launch  ~ 500 to 600clinics drive 75% of prescription volume1  7,000 to 8,000  interventional psychiatry clinics have prescribed Spravato®1  1. Forian and Komodo Health Prescription Data (2026).

 51  TRD is just the beginning  BPL-003 and our pipeline of novel psychedelic-based neuroplastogens are designed to address urgent unmet needs in mental health  1. Zhdanava et al., “The Prevalence and National Burden of Treatment-Resistant Depression and Major Depressive Disorder in the United States”, J Clin Psychiatry. (2021). Abbreviations: MDD = Major Depressive Disorder; TRD = Treatment-Resistant Depression.  First Program in TRD  1 in 3 MDD patients with need for rapid, durable and convenient treatment1  Adjacent Psychiatric Disorders  High unmet need and severe disease burden  Limited treatment options

 5 Minute Break

 KOL Roundtable  Kavita Panke  SVP, New Product Planning and Early Commercial Development

 54  Key Opinion Leader Roundtable Discussion  Dr. David Feifel  Kadima Neuropsychiatry Institute  Dr. Samuel Wilkinson  Yale University  Dr. Peter Hendricks  UAB Medicine  Kavita Panke  AtaiBeckley  Moderated by Kavita Panke, SVP New Product Planning & Commercial Strategy

 Q&A  AtaiBeckley Management  Dr. Peter Hendricks, Dr. David Feifel, Dr. Samuel Wilkinson

 Thank you